UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2011

FLATBUSH FEDERAL BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Federal	0-50377	11-3700733
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2146 Nostrand Avenue, Brooklyn, New York	11210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:   (718) 859-6800

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Stockholders was held on April 28, 2011 (the “Annual Meeting”).  The matters considered and voted on by the Company’s stockholders at the Annual Meeting and the vote of the stockholders was as follows:

Matter 1.	The election of two directors, each for a three-year term.

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
Alfred S. Pantaleone	1,944,054	70,079	355,289
Michael J. Links	1,934,904	70,229	355,289

Matter 2.	The ratification of the appointment of ParenteBeard LLC as the Company’s independent public accounting firm for the year ending December 31, 2011.

Shares Voted For	Shares Voted Against	Abstentions
2,347,783	16,936	4,703

Item 9.01.                      Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable

(b)	Pro Forma Financial Information. Not Applicable

(c)	Shell Company Transactions. Not Applicable

(d)	Exhibits. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLATBUSH FEDERAL BANCORP, INC.
DATE: April 28, 2011	By:	/s/ Jesus R. Adia
Jesus R. Adia
President and Chief Executive Officer